Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 69,435,959.16
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,589.11
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to $69,435,959.16 shares of JPMorgan Private Markets Fund.